SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------




                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



--------------------------------------------------------------------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 5, 2002


--------------------------------------------------------------------------------




                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)                    (Commission File Number)   (I.R.S. Employer Identification No.)




                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

--------------------------------------------------------------------------------

The undersigned registrant hereby amends the press release attached in its Current Report on Form 8-K dated April 2, 2002, as set forth in the pages attached hereto:

ITEM 5. OTHER EVENTS

         On April 5, 2002, the Registrant issued the following press release announcing its scheduled conference call regarding its operating results for the third quarter of fiscal year 2002 ended March 31, 2002.

                                    REVISION

                                 CONFERENCE CALL
                                       for
                            BUCKEYE TECHNOLOGIES INC.

                              Third Quarter Results

                     We have scheduled a conference call for

                            Wednesday, April 24, 2002
                                9:00 a.m. Central

                Management participating on the call will include

                    Robert E. Cannon, Chief Executive Officer
             David B. Ferraro, President and Chief Operating Officer
        Gayle L. Powelson, Senior Vice President, Chief Financial Officer
                 Gordon B. Mitchell, Investor Relations Manager

All interested parties are invited to listen to the audio conference call live or tape delayed via the website www.streetevents.com or via the Company's website homepage at www.bkitech.com. The replay will be archived on these websites through April 28, 2002.

In addition, persons interested in listening by telephone may dial in at (800) 946-0741 within the United States. International callers should dial (719) 457-2649. Participants should call no later than 8:45 a.m. CDT.

To listen to the telephone replay of the conference call, dial (888) 203-1112 or
(719) 457-0820. The passcode is 441753. The telephone replay will be available until midnight April 28, 2002.

A press release will be issued via Business Wire early the morning of April 24. If you do not receive a copy of this release, please contact Gordon Mitchell at
(901) 320-8256.

We look forward to your participation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                                 BUCKEYE TECHNOLOGIES INC.


                                 /S/ GAYLE L. POWELSON
                                 --------------------------------------
                                 Gayle L. Powelson
                                 Senior Vice President, Chief Financial Officer April 5, 2002